UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

SpartanNash Company

(Exact name of Registrant as Specified in Its Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700
Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 9, 2025, SpartanNash Company, a Michigan corporation (“SpartanNash”), held a virtual special meeting of shareholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger, dated as of June 22, 2025 (the “Merger Agreement”), by and among SpartanNash, New Mackinac HoldCo, Inc. a Delaware corporation (“Parent”), Mackinac Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and C&S Wholesale Grocers, LLC, a Delaware limited liability company. Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into SpartanNash (the “Transaction”), with SpartanNash continuing as the surviving company in the Transaction and as a wholly-owned subsidiary of Parent.

At the Special Meeting, the matters disclosed in SpartanNash’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2025 (the “Proxy Statement”) and mailed to SpartanNash’s shareholders commencing on or about the same day were presented to the shareholders.

As of the close of business on July 29, 2025, the record date for the Special Meeting, there were 33,858,092 shares of common stock of SpartanNash, no par value (the “Common Stock”) issued and outstanding. At the Special Meeting, the holders of a total of 27,985,929 shares of Common Stock, representing approximately 82.65 % of the total voting power of the issued and outstanding shares of Common Stock as of the record date, were present virtually or by proxy, constituting a quorum.

Proposal 1: The Merger Proposal

At the Special Meeting, the proposal to approve the Merger Agreement (the “Merger Proposal”) was approved, having received “for” votes from holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the action at the Special Meeting. Holders of approximately 82.1% of the outstanding shares of Common Stock voted to adopt the Merger Agreement. The final votes on the Merger Proposal were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
27,800,718	151,523	33,688	0

Proposal 2: The Compensation Proposal

At the Special Meeting, SpartanNash’s shareholders voted upon the proposal to approve, on a non-binding, advisory basis, the compensation that will or may be paid by SpartanNash to its named executive officers that is based on or otherwise relates to the Transaction (the “Compensation Proposal”). The Compensation Proposal was approved, having received “for” votes from holders of at least a majority of the votes cast by the holders of shares of Common Stock entitled to vote on the action at the Special Meeting. The final votes on the Compensation Proposal were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
23,847,424	4,067,271	71,234	0

Proposal 3: The Adjournment Proposal

At the Special Meeting, SpartanNash’s shareholders voted upon the proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal”). The Adjournment Proposal was approved, having received “for” votes from holders of at least a majority of the votes cast by the holders of shares of Common Stock entitled to vote on the action at the Special Meeting. The final votes on the Adjournment Proposal were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
26,489,115	1,454,376	42,438	0

Cautions Regarding Forward Looking Statements

The matters discussed in this communication and in any related oral statements include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the Transaction, shareholder and regulatory approvals and the expected timetable for completing the Transaction. These forward-looking statements may be identifiable by words or phrases indicating that SpartanNash and/or C&S “expects,” “projects,” “anticipates,” “plans,” “believes,” “intends,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook,” “trend,” “guidance” or “target” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the combined company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date made. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies may affect actual results and could cause actual results to differ materially. These risks and uncertainties include the failure to obtain the required vote of SpartanNash’s shareholders in connection with the Transaction; the timing to consummate the Transaction and the risk that the Transaction may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Transaction; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts SpartanNash’s current plans and operations including the continued payment of quarterly dividends; the risk that certain restrictions during the pendency of the Transaction may impact SpartanNash’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on Transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Transaction could have adverse effects on the market price of SpartanNash’s common stock, credit ratings or operating results; and the risk that the Transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. SpartanNash and C&S can give no assurance that the conditions to the Transaction will be satisfied, or that it will close within the anticipated time period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	SpartanNash Company

	By:	/s/ Ileana McAlary
Ileana McAlary Executive Vice President, Chief Legal Officer and Corporate Secretary